Exhibit 99.1

Solstice Advanced Materials to Acquire Element Solutions, Creating an Industry-Leading Advanced Materials Platform Aligned to Serving Attractive Secular Growth Markets

July 6, 2026

•	Accelerates Solstice’s strategy by deepening exposure to high-growth markets where materials innovation, performance and reliability are increasingly critical

•	Creates a leading, integrated electronics platform spanning semiconductor fabrication, packaging and assembly, while expanding thermal management for chip and data center cooling

•	Enhances R&D, technical-service and commercial capabilities with a focus on customer co-innovation as requirements across electronics and AI infrastructure become more complex and mission-critical

•	Expected to strengthen Solstice’s long-term financial profile, with the goal of delivering faster growth while sustaining top-tier margins and strong free cash flow

•	Transaction expected to be accretive to sales growth and adjusted EPS in year one

•	Solstice and Element Solutions to hold conference call today at 8:30AM ET

MORRIS PLAINS, N.J., and MIAMI, FL July 6, 2026 – Solstice Advanced Materials (Nasdaq: SOLS) (“Solstice” or the “Company”) and Element Solutions (NYSE: ESI) (“Element”) today announced that they have entered into a definitive agreement for Solstice to acquire Element in a cash-and-stock transaction valued at approximately $14.5 billion, including the assumption of net debt. The transaction represents a significant acceleration of Solstice’s strategy to build an industry-leading advanced materials platform with increased exposure to high-growth electronics, AI infrastructure and other attractive end markets.

On a combined basis, Solstice and Element would have full year 2025 net sales of approximately $6.8 billion and a 26% adjusted EBITDA margin including run-rate synergies. The combined company is expected to benefit from greater scale, a full suite of offerings for electronics customers, and an attractive set of specialty material businesses serving numerous attractive end markets. Element adds focused electronics, formulation, and technical service capabilities and a robust technology portfolio that complement Solstice's strengths in chemistry, application development, refrigerant application solutions, and high-performance materials.

“Overall, we believe the combined company will be very well-positioned to benefit from generational tailwinds in high-growth end markets,” said David Sewell, President and CEO of Solstice. “Element brings highly complementary capabilities, deep customer relationships and a technical service-led model that expands how we support customers from early-stage development through high-volume manufacturing. This high-performing team brings with it inimitable domain expertise and customer process know-how in addition to a compelling track-record of value creation for shareholders. Together, we expect Element and Solstice to be extremely well positioned to deliver on our customers’ growing requirements for signal integrity, thermal management, reliability and performance.”

Sewell added, “Both companies have strong cultures grounded in integrity, innovation, teamwork and customer focus, with comprehensive patent portfolios and highly talented employees who are at the top of their profession. We intend to blend the best of our talents and cultures to build an organization with a broader technology platform and a stronger ability to co-innovate with customers to develop unique solutions addressing emerging, complex requirements from our combined customer base.”

Ben Gliklich, Chief Executive Officer of Element Solutions, said, “Since Element’s founding in 2019, we have delivered a strategy balancing operational excellence and prudent capital allocation to cement our position in the fastest growing, highest value niches of our markets. This transaction recognizes that achievement and brings together two great companies with shared attributes – strong market positions, attractive margins, deep technical know-how and excellent people – to accelerate their combined growth. We are creating a scaled advanced materials platform with complementary capabilities to broaden our offerings in our core electronics markets and deliver differentiated solutions to customers. We believe that the breadth of the combined portfolio along with enhanced innovation and manufacturing capabilities will allow us to better solve the pain points emerging in the leading edge of the electronics industry. This is an exciting opportunity for our people and shareholders, both of whom are expected to participate in the anticipated long-term upside of the combined company.”

Strategic and Financial Rationale

The transaction is expected to create several strategic and financial benefits, including:

•	Creates Industry-Leading Advanced Materials Portfolio, Accelerating Solstice’s Existing Strategy. The combination advances Solstice’s strategy to build a scaled advanced materials platform with greater exposure to electronics, AI infrastructure, thermal management, data center cooling applications and other attractive specialty markets.

•	Strengthens Solstice’s Electronics Platform with Complementary Innovation and Customer Capabilities. Element Solutions brings capabilities that are directly aligned with Solstice’s electronics growth strategy, including formulation expertise, R&D, technical service and deep customer relationships. Together, the companies will be better positioned to serve customers across semiconductor fabrication, advanced packaging and assembly, supporting them from early-stage development through qualification and high-volume production. The combination is expected to create a broader platform for customer-led innovation as electronics customers increasingly need cutting edge materials technology to address the inherent challenges associated with advanced electronics. The combined company’s enhanced scale is also expected to accelerate Element’s high-growth technologies, such as Kuprion ActiveCopper.

•	Broadens Solstice’s Role Across AI Infrastructure and Other Secular Growth Markets. The transaction is expected to strengthen Solstice’s exposure to AI infrastructure by connecting its electronics, packaging and thermal management capabilities with data center cooling and refrigerant application solutions. This broader platform will position the combined company to support customers across key parts of the advanced computing ecosystem, from higher-performance chips and packaging architectures to cooling solutions that improve efficiency and reliability. The combined company is expected to also retain attractive specialty positions, including serving as the sole U.S. supplier of uranium conversion services that support the nuclear fuel cycle.

•	Strengthens Solstice’s Long-Term Growth, Margin and Cash Flow Profile. The combined company is expected to deliver faster growth while maintaining best-in-class margins and strong cash flow conversion. On a combined company basis, Solstice expects to deliver mid-to-high single-digit CAGR revenue growth, high single-digit to low double-digit CAGR Adjusted EBITDA growth, and cash conversion of approximately 75% over the medium term. Solstice expects to realize more than $180 million of net synergies by the third year following close, driven by procurement efficiencies, manufacturing optimization, supply chain optimization, operational efficiencies and SG&A savings. The combined company also expects additional significant benefits from revenue synergy opportunities over time.

•	Accretive in Year One, with Rapid De-leveraging. The transaction is expected to be accretive to Adjusted EPS in year one after close. Additionally, the combined company is expected to have net leverage of approximately 3.5x at close and anticipates de-levering to below 3x Adjusted EBITDA within 18 months of close. The combined company will remain committed to maintaining a strong sub-investment grade credit rating with a target net leverage ratio of 2.0 – 3.0x Adjusted EBITDA. Further, the combined company expects to continue its policy of maintaining and growing its quarterly dividend over time.

“This transaction allows us to amplify our transformational growth in electronics while building on the strength of Solstice’s existing businesses,” Sewell said. “Our refrigerant application solutions platform, including data center cooling, and our specialty exposures such as nuclear fuel remain core to the combined company's value proposition and central to helping customers improve efficiency, resilience and performance. Together, we aim to create a higher growth, higher margin advanced materials leader with greater global reach. I am confident we will successfully integrate our teams by taking a best-of-both approach, building on our respective strengths, and creating an even stronger organization.”

Transaction Details

Under the terms of the agreement, Element Solutions shareholders will receive, for each share of Element common stock, $10.00 in cash and 0.500 shares of Solstice common stock, representing implied consideration of approximately $50.10 per Element share and a premium of approximately 15% over Element’s closing share price on July 2, 2026. Upon closing, Element shareholders are expected to own approximately 44% of the combined company.

The transaction has been unanimously approved by the respective Boards of Directors of both companies and is expected to close in the first half of 2027, subject to customary closing conditions, including receipt of required regulatory approvals and approval by Solstice and Element shareholders, as applicable.

Upon closing, the combined company will operate as Solstice. David Sewell will serve as President and Chief Executive Officer of the combined company. Solstice expects to maintain a strong operating presence across both companies’ existing major sites and build a leadership team with strong representation from both organizations to drive our shared success.

Upon closing, Solstice’s Board of Directors will be comprised of 11 directors, including Element Solutions CEO Ben Gliklich and two other designees from the Element board, subject to standard governance procedures.

Financing

Solstice has secured fully committed financing for the transaction in the form of an initial $4.7 billion bridge commitment from Goldman Sachs, which it plans to replace with permanent debt financing, which it intends to use in addition to cash from its balance sheet to fund the cash consideration payable at closing of the transaction. Solstice remains focused on maintaining a consistently strong balance sheet and expects to continue managing its disciplined capital structure.

Conference Call and Additional Materials

Solstice and Element Solutions will host a joint investor conference call and webcast today at 8:30 am Eastern Time to discuss the transaction.

The live webcast and accompanying investor presentation will be available on the investor relations sections of Solstice’s and Element’s websites at investor.solstice.com and www.elementsolutionsinc.com. A replay of the webcast will be available following the call.

Advisors

Goldman Sachs is serving as lead financial advisor to Solstice alongside PJT Partners. Consello also provided advisory services to Solstice. Davis Polk & Wardwell LLP and Hogan Lovells Cadwalader LLP are serving as M&A counsel and Cleary Gottlieb Steen & Hamilton LLP is serving as legal counsel with respect to acquisition financing. Wilkie Farr & Gallagher LLP is serving as legal counsel to Goldman Sachs as a committed financing source in connection with the acquisition financing.

BofA Securities, Inc. is serving as financial advisor to Element Solutions, Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel and Collected Strategies, LLC is serving as strategic communications advisor.

About Solstice

Solstice is a leading global specialty materials company that advances science for smarter outcomes. Solstice offers high-performance solutions that enable critical industries and applications, including refrigerants, semiconductor manufacturing, data center cooling, nuclear power, protective fibers, healthcare packaging and more. Solstice is recognized for developing next-generation materials through some of the industry's most renowned brands such as Solstice®, Genetron®, Aclar®, Spectra®, Fluka™ and Hydranal™. Partnering with over 3,000 customers across more than 120 countries and territories and supported by a robust portfolio of over 5,700 patents and pending applications, Solstice’s approximately 4,000 employees worldwide drive innovation in materials science. For more information, visit www.Solstice.com.

About Element Solutions

Element Solutions is a leading global specialty chemicals technology company whose businesses supply a broad range of solutions that enhance the performance of products people use every day. Developed in multi-step technological processes, these innovative solutions enable customers' manufacturing processes in multiple high-value industries, including semiconductor fabrication, high-performance computing, automotive systems, consumer electronics, power electronics, communications and data storage infrastructure, aerospace and defense, industrial surface finishing and offshore energy. More information about the Company is available at www.elementsolutionsinc.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Solstice and Element Solutions, that involve substantial risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections regarding, among other things, the anticipated benefits and timing of the proposed transaction, synergies, expected future financial position, total addressable market, position in specialty chemicals and advanced materials verticals and the industry, business and financial results of each company and the combined company, including the combined company’s expected Adjusted EBITDA and Adjusted EBITDA margin, expected synergies, net debt and net leverage, anticipated de-leveraging, expected accretion to Adjusted EPS and expected growth, margins and free cash flow. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “positioned,” “projects,” “forecasts,” “intends,” “plans,” “continues,” “could,” “believes,” “may,” “will,” “would,” “should,” “goals,” “pro forma” and words and terms of similar substance in connection with discussions of the proposed transaction and the future operating or financial performance of the combined company. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Solstice’s, Element Solutions’ or the combined company’s actual results may vary materially from those expressed or implied in the forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by Solstice or on its behalf. Although Solstice and Element Solutions believe that the forward-looking statements contained in this communication are based on reasonable assumptions, you should be aware that a variety of factors, many of which are difficult to predict and outside of Solstice’s or Element Solutions’ control, could affect Solstice’s, Element Solutions’ or the combined company’s actual financial results or results of operations and could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: the completion of the proposed transaction on the anticipated terms and timing, including obtaining stockholder, regulatory and other approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, future prospects, business and management strategies, expansion and growth of Solstice’s and Element Solutions’ businesses and other conditions to the completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, or that such benefits may take longer to realize or be more costly to achieve than expected, including as a result of delay in completing the proposed transaction, Solstice’s ability to integrate Element Solutions’ operations and product lines or due to unexpected costs, liabilities or delays; the ability of the parties to obtain or consummate financing related to the proposed transaction upon acceptable terms or at all; the dilution caused by Solstice’s issuance of additional shares of its common stock in connection with the consummation of the proposed transaction; the risk of a downgrade of the credit rating of Solstice’s indebtedness; a material adverse change in the financial condition of Solstice, Element Solutions or the combined company; potential litigation relating to the proposed transaction that could be instituted against Solstice, Element Solutions or their respective directors; Solstice’s and Element Solutions’ ability to implement their business strategies; the risk that disruptions from the proposed transaction will harm Solstice’s or Element Solutions’ respective businesses, including current plans and operations; the ability of Solstice or Element Solutions to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainty as to the long-term value of Solstice’s common stock; risks associated with third party contracts containing consent and/or other provisions triggered by the proposed transaction; legislative, regulatory, political and economic developments affecting Solstice’s, Element Solutions’ or the combined company’s respective businesses; the evolving legal, regulatory and tax regimes under which Solstice and Element Solutions operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Solstice’s and/or Element Solutions’ financial performance; restrictions during the pendency of the proposed transaction that may impact Solstice’s or Element Solutions’ ability to pursue certain business opportunities or strategic transactions; an overall decline in the health of the economy and the industries in which Solstice and Element Solutions operate, including as a result of inflation, tariffs and other trade barriers and restrictions, market volatility, geopolitical instability and social unrest, the possibility of an economic downturn or recession or other macroeconomic factors; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Solstice’s and Element Solutions’ response to any of the aforementioned factors; failure to receive the approval of the stockholders of Solstice and/or Element Solutions; and the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Solstice and Element Solutions described in the “Risk Factors” section of their respective Annual Reports on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those implied by forward-looking statements in this communication. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Solstice and Element Solutions assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by securities or other applicable law. Neither Solstice nor Element Solutions gives any assurance that either Solstice or Element Solutions will achieve its expectations.

Important Information and Where to Find It

In connection with the proposed transaction, Solstice intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Solstice’s common stock to be issued in the proposed transaction and a joint proxy statement for Solstice’s and Element Solutions’ respective stockholders (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of Solstice and Element Solutions after it is declared effective. Each of Solstice and Element Solutions may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Solstice or Element Solutions may mail to their respective stockholders in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF SOLSTICE AND ELEMENT SOLUTIONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING SOLSTICE, ELEMENT SOLUTIONS, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Solstice or Element Solutions through the website maintained by the SEC at http://www.sec.gov or from Solstice at its website, https://www.solstice.com, or from Element Solutions at its website, https://www.elementsolutionsinc.com (information included on or accessible through the SEC website or either of Solstice’s or Element Solutions’ website is not incorporated by reference into this communication).

Participants in Solicitation

Solstice and Element Solutions and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Solstice and Element Solutions in connection with the proposed transaction.

Information about the interests of the directors and executive officers of Solstice and Element Solutions and other persons who may be deemed to be participants in the solicitation of stockholders of Solstice and Element Solutions in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus, which will be filed with the SEC.

Information about Solstice’s directors and executive officers and their ownership of Solstice’s common stock is set forth in Solstice’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 2, 2026 under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Stock Ownership Information.” To the extent that holdings of Solstice’s securities have changed since the amounts printed in Solstice’s proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Information about Element Solutions’ directors and executive officers and their ownership of Element Solutions’ common stock is set forth in Element Solutions’ proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 23, 2026 under the headings “Director Compensation,” “Executive Compensation” and “Security Ownership.” To the extent that holdings of Element Solutions’ securities have changed since the amounts printed in Element Solutions’ proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

The information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and/or offered pursuant to an exemption from the registration requirements of the Securities Act, and otherwise in accordance with applicable law.

Important Note about Combined and Non-GAAP Financial Information

The financial information for the combined businesses of Solstice and Element Solutions is based on management's estimates, assumptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. This information is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the historical financial statements of Solstice and Element Solutions. These measures are provided for illustrative purposes and are based on an arithmetic sum of the relevant historical financial measures of Solstice and Element Solutions. Combined Adjusted EBITDA is the arithmetic sum of Solstice’s Adjusted Standalone EBITDA and Element Solutions’ Pro Forma Adjusted EBITDA, inclusive of expected net synergies. Combined Adjusted EBITDA Margin is inclusive of expected net synergies. These measures do not reflect what the combined company's financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. Such illustrative information may differ materially from pro forma information included in SEC filings. Various factors could cause actual future results to differ materially from those currently estimated by management, including, but not limited to, the risks described above and in each of Solstice’s and Element Solutions’ respective filings with the SEC.

This communication also includes certain financial measures not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), such as adjusted standalone EBITDA, pro forma adjusted EBITDA, combined adjusted EBITDA, combined adjusted EBITDA margin, combined sales, synergies, integration benefits, free cash flow, net debt and net leverage. Non-GAAP financial measures have limitations as an analytical tool and are not meant to be considered in isolation from, or as a substitute for, the comparable GAAP measures. There are limitations to non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. Solstice and Element Solutions caution you not to place undue reliance on these non-GAAP financial measures.

For a definition of Solstice’s adjusted standalone EBITDA and Element Solutions’ adjusted EBITDA and a reconciliation of adjusted standalone EBITDA and adjusted EBITDA to the most comparable GAAP financial measure for 2025, please see Solstice’s Current Report on Form 8-K furnished with the SEC on February 11, 2026 and Element Solutions’ Current Report on Form 8-K furnished with the SEC on February 17, 2026 and Element Solutions’ 2026 Investor Day presentation at its website at https://www.elementsolutions.com (information included on or accessible through Element Solutions’ website is not incorporated by reference into this communication). Element Solutions’ pro forma Adjusted EBITDA for fiscal year 2025 is from Element Solutions’ 2026 Investor Day presentation and is Element Solutions’ Adjusted EBITDA inclusive of a pro forma adjustment of $61 million from the impact of the acquisitions of Micromax and EFC Gases. Combined Adjusted EBITDA and Combined Adjusted EBITDA margin includes expected synergies.

Investor Relations

Mike Leithead

(973) 370-8188

Michael.Leithead@solstice.com

Media

Amy Schneiderman

(201) 218-2302

Amy.Schneiderman@teneo.com

Contacts for Element Solutions

Investor Relations

Varun Gokarn

Vice President, Strategy and Integration

Element Solutions Inc

1-203-952-0369

IR@elementsolutionsinc.com

Media

Ed Hammond / Tali Epstein

Collected Strategies

1-212-379-2072

esi@collectedstrategies.com